926903

## ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

FILED AND RECORDED
BOSSIER PARISH, LA
2008 APR 29 P 12:12

STATE OF LOUISIANA §
KNOW ALL MEN BY THESE PRESENTS:
PARISH OF BOSSIER §

THAT, **MEAGHER OIL & GAS PROPERTIES, INC.** whose address is 17314 State Highway 249, Suite 306, Houston, TX 77090, hereinafter referred to as "Assignor", for and in consideration of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto the following, as listed below, hereinafter referred to as "Assignee", all of Assignor's right, title and interest in the percentages as specified below opposite each Assignee's name, in and to those certain Oil, Gas and Mineral Leases and leasehold estates created thereby, set forth in Exhibit "A" attached hereto and made a part hereof, covering land situated in Bossier Parish, Louisiana, to wit:

| ASSIGNEE | PERCENT INTEREST |
|---|---|
| Southern Star Energy, Inc.<br>110 Cypress Station Drive<br>Suite 152<br>Houston, Texas 77090 | 60.00% |
| Ramshorn Investments, Inc.<br>515 W. Greens Road<br>Suite 1000<br>Houston, TX 77067 | 40.00% |
| | 100.00% |

This Assignment is specifically made subject to the terms and conditions of that certain Unrecorded Letter Agreement dated February 12, 2006 by and between SPRI and Dynamic Resources et al. This Assignment is also specifically made subject to the terms and conditions of said leases and Meagher Oil & Gas Properties, Inc. does hereby reserve an Overriding Royalty Interest (hereinafter referred to as "ORI") of 4.0% on those leases having a royalty obligation of less than or equal to 20%, and an ORI of 2.0% on all those leases having a royalty obligation equal to 25%. If any lease where an ORI is hereby reserved covers less than the full mineral interest under the lands described for the leases in Exhibit "A" the ORI reserved hereunder shall be proportionately reduced in accordance with the actual ownership.

This Assignment is made without warranty of title, express or implied, except a warranty of title by, through, and under Assignor, but not otherwise. Assignor warrants it is the lawful owner of and has good title to the interest above assigned in and to the Leases, free and clear from all liens, encumbrances or adverse claims.

IN WITNESS WHEREOFF, Assignor has caused this instrument to be executed on this the 28th day of April, 2008, effective; however, as of the effective date of the respective leases.

ASSIGNOR:

**MEAGHER OIL & GAS PROPERTIES, INC.**

By: Mathew E. Meagher
It's President

Witness:

Cheryl C. Martindale
Signature

Cheryl C. Martindale
Printed Name

Signature

Christopher J. McCarthy
Printed Name

1438

29 April 08

**STATE OP COLORADO** §

**COUNTY OF ARAPAHOE** §

This instrument was acknowledged before me on the 28th day of April 2008. by Matthew E. Meagher, President of Meagher Oil & Gas Properties, Inc., a Colorado Corporation on behalf of said corporation and in the capacity therein stated.

Mary Mape
Notary Public for the State of Colorado
Notary's Printed Name:
Mary Mape

My Commission Expires: 11-22-2010

MARY MAPE NOTARY PUBLIC STATE OF COLORADO
My Commission Expires 11/22/2010

# EXHIBIT "A"

| | LESSOR | LESSEE | DATE | GROSS ACRES | NET ACRES | ROYALTY | BOOK | PAGE |
|---|---|---|---|---|---|---|---|---|
| 1 | Bobby Wayne Whorton, etal | Meagher Oil & Gas Properties, Inc. | 4/10/2007 | 3.168000 | 3.168000 | 0.200000 | 1403 | 647 |
| 2 | Charles Eugene Carraway, Sr., etux | Meagher Oil & Gas Properties, Inc. | 3/22/2007 | 0.445000 | 0.445000 | 0.187500 | 1403 | 400 |
| 3 | Albert Newton Carter, etux | Meagher Oil & Gas Properties, Inc. | 3/22/2007 | 1.555000 | 1.555000 | 0.187500 | 1405 | 497 |
| 4 | Linda Sue Cox Bell Weathersby | Meagher Oil & Gas Properties, Inc. | 3/20/2007 | 0.890000 | 0.890000 | 0.200000 | 1403 | 282 |
| 5 | Bobby Gene Gilmer, etux | Meagher Oil & Gas Properties, Inc. | 3/13/2007 | 1.660000 | 1.660000 | 0.200000 | 1400 | 820 |
| 6 | William Keith Pierce, etux | Meagher Oil & Gas Properties, Inc. | 3/13/2007 | 0.838000 | 0.838000 | 0.200000 | 1403 | 427 |
| 7 | Ada Harris White Ferguson, etal | Meagher Oil & Gas Properties, Inc. | 3/7/2007 | 1.106000 | 1.106000 | 0.200000 | 1401 | 452 |
| 8 | Billy Joe Pierce, etux | Meagher Oil & Gas Properties, Inc. | 3/7/2007 | 3.277000 | 3.277000 | 0.200000 | 1400 | 289 |
| 9 | Henry L. Boggs, Jr., etux | Meagher Oil & Gas Properties, Inc. | 3/2/2007 | 1.515000 | 1.515000 | 0.200000 | 1400 | 286 |
| 10 | Kevin Louis Adams, etux | Meagher Oil & Gas Properties, Inc. | 3/1/2007 | 2.260000 | 2.260000 | 0.200000 | 1401 | 498 |
| 11 | Valerie Kidd Campbell, etvir | Meagher Oil & Gas Properties, Inc. | 2/27/2007 | 1.000000 | 1.000000 | 0.200000 | 1399 | 956 |
| 12 | Thomas Mack | Meagher Oil & Gas Properties, Inc. | 2/23/2007 | 1.000000 | 1.000000 | 0.200000 | 1399 | 944 |
| 13 | Clinton Lee Willey, etux | Meagher Oil & Gas Properties, Inc. | 2/23/2007 | 2.030000 | 2.030000 | 0.200000 | 1403 | 294 |
| 14 | Benton Road Properties L.L.C. | Meagher Oil & Gas Properties, Inc. | 2/22/2007 | 40.000000 | 40.000000 | 0.200000 | 1398 | 950 |
| 15 | Geraldine Kidd Williams | Meagher Oil & Gas Properties, Inc. | 2/22/2007 | 1.080000 | 1.080000 | 0.200000 | 1399 | 953 |
| 16 | John M. Kling, etux | Meagher Oil & Gas Properties, Inc. | 2/20/2007 | 4.040000 | 4.040000 | 0.200000 | 1398 | 201 |
| 17 | Shelly Gene Horton, Jr. | Meagher Oil & Gas Properties, Inc. | 2/20/2007 | 2.000000 | 2.000000 | 0.187500 | 1399 | 723 |
| 18 | Joseph Michael Foster, etux | Meagher Oil & Gas Properties, Inc. | 2/19/2007 | 11.804300 | 11.804300 | 0.200000 | 1400 | 295 |
| 19 | Donald J. Taylor, Jr., etux | Meagher Oil & Gas Properties, Inc. | 2/15/2007 | 3.080000 | 3.080000 | 0.187500 | 1398 | 210 |
| 20 | Joseph Deflay Johnson, Jr. | Meagher Oil & Gas Properties, Inc. | 2/14/2007 | 2.300000 | 2.300000 | 0.187500 | 1398 | 219 |
| 21 | Charlotte N. Corley | Meagher Oil & Gas Properties, Inc. | 2/14/2007 | 1.170000 | 1.170000 | 0.187500 | 1398 | 213 |
| 22 | Anthony Forest Products Copmpany | Meagher Oil & Gas Properties, Inc. | 2/13/2007 | 40.000000 | 40.000000 | 0.200000 | 1396 | 919 |
| 23 | Emmett Garrett Wyche, Jr. | Meagher Oil & Gas Properties, Inc. | 2/13/2007 | 98.600000 | 7.599999 | 0.200000 | 1398 | 967 |
| 24 | Nellie Rose Muller Wyche | Meagher Oil & Gas Properties, Inc. | 2/13/2007 | 98.900000 | 87.899999 | 0.200000 | 1398 | 914 |
| 25 | Robert Bentsen Wyche | Meagher Oil & Gas Properties, Inc. | 2/13/2007 | 99.000000 | 3.100000 | 0.200000 | 1398 | 910 |
| 26 | Robert Huston Carroll, etux | Meagher Oil & Gas Properties, Inc. | 2/7/2007 | 5.533000 | 5.530000 | 0.187500 | 1397 | 637 |
| 27 | Wayland E. Dickson, etux | Meagher Oil & Gas Properties, Inc. | 2/6/2007 | 3.260000 | 3.260000 | 0.187500 | 1397 | 634 |
| 28 | John W. Hurst, etux | Meagher Oil & Gas Properties, Inc. | 2/2/2007 | 2.672000 | 2.672000 | 0.187500 | 1397 | 643 |
| 29 | Kenneth Roland Womack, etux | Meagher Oil & Gas Properties, Inc. | 2/22/2007 | 13.970000 | 13.970000 | 0.200000 | 1403 | 424 |
| 30 | Albert Sydney Burt, Jr., etux (3000' & above) | Meagher Oil & Gas Properties, Inc. | 1/19/2007 | 141.562000 | 141.562000 | 0.200000 | 1394 | 823 |
| 31 | Gary Michael Bamburg | Meagher Oil & Gas Properties, Inc. | 2/7/2007 | 2.330000 | 2.330000 | 0.187500 | 1397 | 640 |
| 32 | Ricky Alan Cook, etux | Meagher Oil & Gas Properties, Inc. | 2/19/2007 | 2.566000 | 2.566000 | 0.200000 | 1399 | 726 |